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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement of Commonwealth Industries, Inc. on Form S-3 of our report dated February 11, 1997, on our audits of the consolidated financial statements of Commonwealth Aluminum Corporation. We also consent to the reference to our firm under the caption "Experts."

                                          COOPERS & LYBRAND L.L.P.


Louisville, Kentucky
September 17, 1997